UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2006

(Date of earliest event reported)

Jones Soda Co.

(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	91-1696175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North Seattle, WA		98109
(Address of Principal Executive Offices)		Zip Code

(206) 624-3357

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 18, 2006, Jones Soda Co. held its 2006 annual meeting of shareholders. At the annual meeting, Peter van Stolk, the Company’s Chief Executive Officer, gave a powerpoint presentation to the shareholders on the Company. Included as Exhibit 99.1 to this report is a copy of the slide presentation to the shareholders.

The information contained in this Item 7.01 on Form 8-K and the attached exhibit is being “furnished” only, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this report shall not be incorporated by reference into any of Jones Soda’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date hereof), except as expressly set forth by specific reference in any such filing, and regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Annual Shareholders’ Meeting Slide Presentation, dated May 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 23, 2006

JONES SODA CO.

By:	/s/ Hassan N. Natha
Hassan N. Natha
Chief Financial Officer